SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by Registrant         [X]
Filed by a Party other than the Registrant   [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement            [  ]   Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[X] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               BIOPURE CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement No.:

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(3)  Filing Party:

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(4)  Date Filed:

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                        Please date, sign and mail your
                      proxy card back as soon as possible

                         Annual Meeting of Stockholders
                               BIOPURE CORPORATION

                                 April 7, 2004








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                                 Form of Proxy

         This Proxy is solicited on behalf of the Board of Directors of

                              BIOPURE CORPORATION

     The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Biopure Corporation to be held on April 7, 2004 at 10:00 A.M. at the Royal Sonesta Hotel, 5 Cambridge Parkway, Cambridge, Massachusetts, and the Proxy Statement in connection therewith, each dated February 27, 2004; (b) appoints Ronald F. Richards and Jane Kober, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this Form of Proxy, all of the shares of Class A Common Stock of Biopure Corporation held of record by the undersigned on February 2, 2004 at the Annual Meeting of Stockholders to be held on April 7, 2004 or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholders(s). If no direction is made, this proxy will be voted FOR the nominee for director, FOR Proposal 2 and FOR Proposal 3, according to the discretion of the proxy holders, on any other business.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE


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BIOPURE                                 VOTE BY INTERNET - www.proxyvote.com
BIOPURE CORPORATION                     Use the Internet to transmit your voting
11 HURLEY STREET                        instructions and for electronic delivery
CAMBRIDGE, MA 02141                     of information up until 11:59 P.M.
                                        Eastern Time the day before the cut-off
                                        date or meeting date. Have your proxy
                                        card in hand when you access the web
                                        site and follow the instructions to
                                        obtain your records and to create an
                                        electronic voting instruction form.

                                        VOTE BY PHONE - 1-800-690-6903
                                        Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions

                                        VOTE BY MAIL
                                        Mark, sign and date your proxy card and
                                        return it in the postage-paid envelope
                                        we've provided or return it to Biopure
                                        Corporation, c/o ADP, 51 Mercedes Way,
                                        Edgewood, NY 11717.





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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:      BIOPR1  KEEP THIS PORTION FOR YOUR RECORDS
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                                                                        DETACH AND RETURN THIS PORTION ONLY
                                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOPURE CORPORATION

     Vote On Director

     1.  Election of Class II Director.
         Nominee:                              For Withhold For All     To withhold authority to vote, mark
         01) Daniel P. Harrington              All    All    Except     "For All Except" and write the
                                                                        nominee's number on the line below
                                                0      0        0
                                                                        -------------------------------------

Vote On Proposal                                                                        For  Against  Abstain

     2.  A proposal to amend the 2002 Omnibus Securities and Incentive Plan.             0      0        0

     3.  A proposal to approve the issuance and sale on March 25, 2003,                  0      0        0
         of shares of class A common stock and warrants to three
         directors or their associates.

     4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

NOTE: The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name and give title of signing officer







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Signature [PLEASE SIGN WITHIN BOX] Date     Signature (Joint Owners)     Date
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